November 26, 2019

DEAN MID CAP VALUE FUND (the “Mid Cap Fund”)

DEAN SMALL CAP VALUE FUND (the “Small Cap Fund”)

Supplement to the Prospectus and Statement of Additional Information of the Dean Mid Cap Value Fund and the Dean Small Cap Value Fund (the “Funds”) dated July 29, 2019

Effective December 1, 2019, the fees paid to Dean Capital Management, LLC (the “Sub-adviser”) for its sub-advisory investment services to the Funds are reduced from 0.75% to 0.60% for the Small Cap Fund and from 0.50% to 0.40% for the Mid Cap Fund. The second paragraph of the “Sub-Adviser” subsection of the “Additional Information About Management of the Funds” section on page 27 of the prospectus is deleted and replaced with the following:

For its sub-advisory investment services to the Funds, the Sub-adviser receives a fee from the Adviser, computed quarterly and paid monthly, at the following annual rates based on the average daily net assets of the applicable Fund:

Name of Fund	Sub-advisory Fee
Small Cap Value Fund	0.60%
Mid Cap Value Fund	0.40%

Also, the third paragraph of the “Sub-Adviser” subsection of the “Investment Management” section on page 15 of the Statement of Additional Information is deleted and replaced with the following:

For its sub-advisory investment services, DCM receives a sub-advisory fee from the Adviser, computed quarterly and paid monthly, at the following annual rates based on the average daily net assets of the applicable Fund:

Fund	Sub-advisory Fee
Small Cap Fund	0.60%
Mid Cap Fund	0.40%

You should read this supplement in conjunction with the Funds’ Prospectus and Statement of Additional Information dated July 29, 2019, and retain it for future reference.